LETTER OF TRANSMITTAL

===============================================================================
           THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE 5:00
        P.M., NEW YORK CITY TIME, ON _______________, 1995 (AS SUCH DATE
                    MAY BE EXTENDED, THE "EXPIRATION DATE")
===============================================================================

                          PLAYERS INTERNATIONAL, INC.

                          10-7/8% Senior Notes due 2005

                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to:

                   FIRST FIDELITY BANK, NATIONAL ASSOCIATION
                                 Exchange Agent

By Hand, Registered or Certified Mail or Overnight Carrier:

First Fidelity Bank, National Association
123 South Broad Street, 12th Floor
Philadelphia, PA  19109

By Facsimile:

(215) 985-7290

Attention: John H. Clapham
Confirm by Telephone

(215) 985-7157

            (Originals of all documents sent by facsimile should be
                  sent promptly by hand, overnight courier or
                         registered or certified mail.)



Delivery of this Letter of Transmittal to an address other than that set forth above or transmission of instruction via a facsimile number other than that set forth above will not constitute a valid delivery.

PH02/75343.2

     The undersigned hereby acknowledges receipt of the Prospectus, dated July __, 1995 (the "Prospectus"), of Players International, Inc., a Nevada corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its l0-7/8% Senior Notes due 2005 (the "New Notes") for each $1,000 in principal amount of its outstanding 10-7/8% Senior Notes due 2005 (the "Old Notes"). The Old Notes and New Notes are sometimes collectively referred to herein as the "Notes". Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This Letter of Transmittal is to be used by Eligible Holders if certificates representing the Old Notes are to be physically delivered herewith or if the guaranteed delivery procedures described in the Prospectus are to be utilized. Eligible Holders that are participants in the Book-Entry Transfer Facility of The Depository Trust Company ("DTC") may make book-entry delivery of the Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent's account in accordance with DTC's procedures for such transfer. In connection with a book-entry transfer, a Letter of Transmittal need not be transmitted to the Exchange Agent; however, Eligible Holders complying with DTC's book-entry transfer procedures must agree to be bound by the terms hereof and confirm the representations and warranties made herein pursuant to such procedures.

     "Eligible Holder" means the registered owner of any Old Notes that remain Restricted Notes (as defined below) as reflected on the records of First Fidelity Bank, National Association, as registrar for the Old Notes (in such capacity, the "Registrar"), or any person whose Old Notes are held of record by DTC, as of the Record Date. For purposes of the Exchange Offer, "Restricted Notes" means the Old Notes upon original issuance thereof, and at all times subsequent thereto, until each such Old Note (i) has been exchanged for a New
Note in the Exchange Offer, (ii) has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of in accordance with the shelf registration statement covering it, (iii) is distributed to the public pursuant to Rule 144 under the Securities Act, or (iv) may be sold or transferred pursuant to Rule 144(k) (or any similar provisions then in force under the Securities Act or otherwise).

     The undersigned hereby tenders the Old Notes described in Box 1 below (the "Tendered Old Notes") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. If the undersigned is not the beneficial owner of all the Tendered Old Notes (such beneficial owner(s) other than the undersigned being called herein the "Beneficial Owners"), the undersigned represents that it has received from each Beneficial Owner a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal (the "Instruction to Registered Holder"), instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the Tendered Old Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in, to and under the Tendered Old Notes.

PH02/75343.2

     Unless otherwise indicated under "Special Exchange Instructions" below (Box
3A), please issue the New Notes exchanged for Tendered Old Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3B), please send or cause to be sent the certificates for New Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 2.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Old Notes to the Company or cause ownership of the Tendered Old Notes to be transferred to, or upon the order of, the Company on the books of the Registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to which the undersigned is entitled upon the acceptance by the Company of the Tendered Old Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Old Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto (the "Tendered Old Notes") will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The tender of Tendered Old Notes made hereby shall be binding on the undersigned and all future holders and owners of the Tendered Old Notes, subject only to withdrawal of such tender on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal Rights." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Tendered Old Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims when the Tendered Old Notes are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company as necessary or desirable to complete and give effect to the transactions contemplated hereby.


PH02/75343.2

     The undersigned hereby represents and warrants that the Information set forth in Box 2 is true and correct.

     By tendering the Tendered Old Notes, the undersigned hereby represents to the Company that (i) the New Notes to be acquired in connection with the Exchange Offer by the undersigned and each Beneficial Owner of the Tendered Old Notes are being acquired by the undersigned and each Beneficial Owner in the ordinary course of business of the undersigned and each Beneficial Owner, (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the New Notes, (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the Prospectus under "The Exchange Offer--Resales of the New Notes," (iv) that if it is a broker-dealer that acquired Old Notes as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of New Notes acquired in the Exchange Offer, (v) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) or (iv) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Securities and Exchange Commission, and (vi) neither the undersigned nor any Beneficial Owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company except as otherwise disclosed to the Company in writing in advance of, or contemporaneous with, the tender of Tendered Old Notes. In connection with a book-entry transfer, each participant will confirm that it makes the representations and warranties contained in this Letter of Transmittal.


PH02/75343.2

                PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE COMPLETING THE BOXES


=============================================================================================================================
                                     Box 1
                       DESCRIPTION OF OLD NOTES TENDERED
                 (Attach additional signed pages, if necessary)
- -----------------------------------------------------------------------------------------------------------------------------

Name(s) and address(es)
of Eligible Holder(s),
exactly as name(s)
appear(s) on Old Note                   Certificate                 Aggregate Principal
Certificate(s).                          Number(s)                  Amount Represented             Aggregate Principal
(Please fill in, if blank).             of Old Notes                 by Certificate(s)               Amount Tendered*
                              -----------------------------------------------------------------------------------------------

                              -----------------------------------------------------------------------------------------------

                              -----------------------------------------------------------------------------------------------

                              -----------------------------------------------------------------------------------------------

                              -----------------------------------------------------------------------------------------------

                              -----------------------------------------------------------------------------------------------

                              -----------------------------------------------------------------------------------------------
                                Total
=============================================================================================================================

*        The minimum permitted tender is 1,000 in principal amount of Old Notes.
         All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the principal amount of all Old Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered.
         See Instruction 4.


========================================================================================================================
                                                        Box 2
                                                 BENEFICIAL OWNER(S)
- ------------------------------------------------------------------------------------------------------------------------
           State of Principal Residence of Each                       Principal Amount of Tendered Old Notes
         Beneficial Owner of Tendered Old Shares                       Held for Account of Beneficial Owner
- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

========================================================================================================================


PH02/75343.2


===============================================================================================================================
                            Box 3A                                                        Box 3B

                SPECIAL EXCHANGE INSTRUCTIONS                                  SPECIAL EXCHANGE INSTRUCTIONS
                (See Instructions 5, 6 and 7)                                 (See Instructions 5, 6 and 7)
- ---------------------------------------------------------------------------------------------------------------------------------
To be completed ONLY if the New Notes exchanged for the Old Notes           To be completed ONLY if the New Notes exchanged for
or Old Notes (if any) represented by Old Note Certificates delivered to     the Old Notes and untendered Old Notes are to be sent
the Exchange Agent herewith, to the extent not tendered, are to be          to someone other than the undersigned, or to the
issued in the name of someone other than the undersigned.                   undersigned at an address other than that shown above.
- ---------------------------------------------------------------------------------------------------------------------------------
Issue New Note(s) and any untendered Old Notes to:                          Mail New Note(s) and any untendered Old Notes to:
- ---------------------------------------------------------------------------------------------------------------------------------
Name(s):                                                                    Name(s):


(please print)                                                              (please print)
- ---------------------------------------------------------------------------------------------------------------------------------
Address:                                                                    Address:






(including zip code)                                                        (including zip code)
- ---------------------------------------------------------------------------------------------------------------------------------
Tax Identification or Social Security No.:                                  Tax Identification or Social Security No.:

=================================================================================================================================





=================================================================================================================================
                                                             Box 4

                                                  USE OF GUARANTEED DELIVERY

[  ]     CHECK HERE ONLY IF OLD NOTES ARE BEING TENDERED BY MEANS OF A
         NOTICE OF GUARANTEED DELIVERY.  See instruction 2.  If this box is checked, please provide the following information:

Name(s) of Eligible Holder(s):


Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:
=================================================================================================================================


PH02/75343.2


====================================================================================================================================
                                                              BOX 5

                                                    TENDERING HOLDER SIGNATURE
                                                    (See Instructions 1 and 5)

- ------------------------------------------------------------------------------------------------------------------------------------
X                                                                  Signature Guarantee
                                                                   (If required by Instruction 5)
X
(Signature of Eligible Holder(s) or Authorized Signatory)

                                                                   Authorized Signature
                                                                   X
Note:  The above lines must be signed by the Eligible
Holder(s) of Old Notes exactly as their name(s) appear(s)          Name(s):
on the Old Notes or by person(s) authorized to become                                (please print)
Eligible Holder(s).  If signature by a trustee, executor,
administrator, guardian, attorney-in-fact, officer or other        Title:
person acting in a fiduciary or representative capacity, such
person must set forth his or her full title below.  See            Name of Firm:
Instruction 5.                                                              (Must be an Eligible Instruction as defined in
                                                                            Instruction 2)

Name(s):                                                           Address:




                                                                   (Include Zip Code)
Capacity:                                                          Area Code and Telephone Number:


                                                                   Date:
Street Address:


(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

====================================================================================================================================


     Under the federal income tax laws, the Exchange Agent may be required to withhold 31% of the amount of any payments made to certain Eligible Holders pursuant to the Exchange Offer. In order to avoid any such backup withholding, each tendering Eligible Holder must provide the Exchange Agent with such Eligible Holder's correct taxpayer identification number by completing the Form W-9 attached hereto. In general, if an Eligible Holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the Eligible Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain Eligible Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Eligible Holder must submit a statement, signed under penalties of perjury, attesting to that Individual's exempt status. A form for such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are held in more than one name), consult the Guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold 31% of the amount of any payments made pursuant to the Exchange Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the Internal Revenue Service may be obtained.

NOTE: FAILURE TO COMPLETE AND RETURN THE ATTACHED FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO THE HOLDER OF NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES OF THE INTERNAL REVENUE SERVICE FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.



PH02/75343.2

INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Old Notes. The Tendered Old Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal (including, if applicable, "Instruction to Registered Holder From Beneficial Owner") and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Eligible Holders that are participants in DTC's Book-Entry Transfer Facility system may make book-entry delivery of the Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent's account in accordance with DTC's procedures for such transfer. In connection with a book-entry transfer, a Letter of Transmittal need not be transmitted to the Exchange Agent; however, the book-entry transfer procedure must be complied with prior to 5:00 p.m., New York City time, on the Expiration Date. THE METHOD OF DELIVERY OF OLD NOTES, LETTERS OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE ELIGIBLE HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE ELIGIBLE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

     2. Guaranteed Delivery Procedures. Eligible Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, or (ii) who cannot deliver their Old Notes or any other documents required by the Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date (or complete the procedure for book-entry transfer on a timely basis), may tender their Old Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national security exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"), and the Notice of Guaranteed Delivery in the form attached hereto must be signed by the Eligible Holder, (ii) on or prior to the Expiration Date, the Exchange Agent must have received from the Eligible Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the Eligible Holder, the certificate number or numbers of the Tendered Old Notes, and the principal amount of Tendered Old Notes, stating that the Tender is being made thereby and guaranteeing that, within four business days after the date of delivery of the Notice of Guaranteed Delivery, the Tendered Old Notes, a duly executed Letter of Transmittal and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, and (iii) such properly completed and executed documents required by this Letter of Transmittal and the Tendered Old Notes in proper form for transfer (of confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) must be received by the Exchange Agent within four business days after the Expiration Date. Any Eligible Holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

     3. Beneficial Owner Instructions to Registered Holders. Only an Eligible Holder in whose name the Old Notes are registered on the books of the Registrar (a "Registered Holder") (or the legal representative or attorney-in-fact of such Registered Holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Old Notes who is not the Registered Holder must arrange promptly with the Registered Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the Registered Holder of the Instructions to Registered Holder form accompanying this Letter of Transmittal. If

PH02/75343.2
such Beneficial Owner wishes to tender directly, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and tendering Old Notes, make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name. Beneficial Owners should be aware that the transfer of registered ownership may take considerable time.

     4. Partial Tenders. Tender of Old Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire amount of any Old Note is tendered, the tendering Eligible Holder should fill in the principal amount tendered in the column labeled "Aggregate Principal Amount Tendered" of the box entitled "Description of Old Notes Tendered" (Box 1) above. The entire principal amount of old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and New Notes exchanged for any Old Notes tendered will be sent to the Eligible Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted.

     5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the Registered Holder(s) of the Tendered Old Notes, the signature must correspond with the name(s) as written on the face of the Tendered Old Notes without alteration, enlargement, or any change whatsoever.

     If any of the Tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Old Notes are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which Tendered Old Notes are held.

     If this Letter of Transmittal is signed by the Registered Holder(s) of Tendered Old Notes and New Notes are to be issued (and any untendered principal amount of Old Notes is to be reissued) to the Registered Holder(s), the Registered Holder(s) need not and should not endorse any Tendered Old Notes nor provide a separate bond owner. In any other case, such Registered Holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution along with the other documents required upon transfer by the Registration Rights Agreement.

     If this Letter of Transmittal is signed by a person other than the Registered Holder of the Old Notes, the Old Notes surrendered for exchange must either (i) be endorsed by the Registered Holder, with the signature thereon guaranteed by an Eligible Institution, or (ii) be accompanied by a bond power, in satisfactory form as determined by the Company in its sole discretion, duly executed by the Registered Holder, with the signature thereon guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any endorsement, bond power, power of attorney or any other document required by this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company, in its sole discretion, of such person's authority to so act must be submitted.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Old Noes are tendered (i) by a Registered Holder who has not completed the box set forth herein entitled "Special Exchange Instructions" (Box 3A) or the box entitled "Special Delivery Instructions (Box
3B), or (ii) by an Eligible Institution.


PH02/75343.2

     6. Special Exchange and Delivery Instructions. Tendering Eligible Holders should indicate, in the applicable box or boxes (Box 3A and/or 3B), the name and address to which the New Notes and/or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the Registered Holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered and to reject any Old Notes the Company's acceptance of which might, in the judgment of the Company or its counsel be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Notes either before or after the Expiration Date (including the right to waive the eligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and these instructions) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such period of time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes for exchange but shall not incur any liability for failure to give such notification. Tenders of the Old Notes will not be deemed to have been made until such irregularities have been cured or waived.

     9. Waiver of Conditions. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Old Notes.

     10. No Conditional Tender. No alternative, condition, irregular or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

     11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Eligible Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     12. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Eligible Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     13. Return of Old Notes. If any Tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Exchange Instructions" or "Special Delivery Instructions."

     14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal Rights."

PH02/75343.2

                        INSTRUCTION TO REGISTERED HOLDER
                             FROM BENEFICIAL OWNER

                                       OF

                          PLAYERS INTERNATIONAL, INC.

                          10-7/8% Senior Notes Due 2005

     The undersigned hereby acknowledges receipt of the Prospectus, dated July __, 1995 (the "Prospectus"), of Players International, Inc., a Nevada corporation (the "Company"), and the accompanying Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Company's offer (the "Exchange Offer").

     This will instruct you, the registered holder, as to the action to be taken by you relating to the Exchange Offer with respect to the Old Notes (as defined in the Letter of Transmittal) held by you for the account of the undersigned.

     The aggregate face amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

     $________ of the 10-7/8% Senior Notes Due 2005

     With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

     [ ] TO TENDER the following Old Notes held by you for the account of the undersigned (insert principal amount of Old Notes to be tendered, if any);

     [ ] NOT TO TENDER any Old Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized (i) to make, on behalf of the undersigned (and the undersigned by his signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner (as defined in the Letter of Transmittal that are to be made with respect to the undersigned as a Beneficial Owner (as defined in the Letter of Transmittal), in the state of (fill in state) _______________, (b) the New Notes to be acquired in connection with the Exchange Offer are being acquired by the undersigned in the ordinary course of business of the undersigned, (c) the undersigned is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes, (d) the undersigned acknowledges and agrees that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended, in connection with a secondary resale transaction of the New Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission set forth in no-action letters that are discussed in the section of the Prospectus entitled "The Exchange Offer--Resales of the New Notes," (e) the undersigned understands that a secondary resale transaction described in clause (d) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Securities and Exchange Commission, and (f) the undersigned is not an "affiliate" (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Company; (ii) to agree, on behalf of the undersigned, to the covenants and agreements to be made on behalf of or with respect to the undersigned, as set forth in the Letter of Transmittal; and (iii) to take such other action as necessary under the Prospectus or the Letter of Transmittal to effect the valid tender of such Old Notes.


PH02/75343.2

                                   SIGN HERE


Name of Eligible Holder:   ___________________________________________

Signature(s):              ___________________________________________

Name(s) (please print):    ___________________________________________

Address:                   ___________________________________________

Telephone Number:          ___________________________________________

Taxpayer Identification or
Social Security Number:    ___________________________________________

Date:                      ___________________________________________

PH02/75343.2

                         NOTICE OF GUARANTEED DELIVERY

                                With Respect to

                          PLAYERS INTERNATIONAL, INC.

                          10-7/8% Senior Notes Due 2005

     This form must be used by an Eligible Holder of the 10-7/8% Senior Notes due 2005 (the "Old Notes") of Players International, Inc., a Nevada corporation (the "Company"), who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" of the Prospectus, dated July __, 1995 (the "Prospectus"), and in Instruction 2 to the Letter of Transmittal. Any Eligible Holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Any Eligible Holder providing this Notice of Guaranteed Delivery must also execute and deliver a Letter of Transmittal at the time of the tender of the Old Notes. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

By Hand, Registered or Certified Mail or Overnight Carrier:

First Fidelity Bank, National Association
123 South Broad Street, 12th Floor
Philadelphia, PA  19109

By Facsimile:

(215) 985-7290

Attention: John H. Clapham
Confirm by Telephone

(215) 985-7157

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

PH02/75343.2

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal. The undersigned hereby tenders the Old Notes listed below:


==========================================================================================================================
         Certificate Number(s)                     Aggregate Principal                     Aggregate Principal
              (if known)                           Amount Represented                        Amount Tendered
- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================



                                                 SIGN HERE


Name of Eligible Holder:   ___________________________________________

Signature(s):              ___________________________________________

Name(s) (please print):    ___________________________________________

Address:                   ___________________________________________

Telephone Number:          ___________________________________________

Date:                      ___________________________________________


PH02/75343.2

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a shareholder is required by law to provide the Exchange Agent (as payer) with his correct taxpayer identification number on Substitute Form W-9 with the enclosed Letter of Transmittal. If such shareholder is an individual, the taxpayer identification number is his social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder pursuant to the Amalgamation may be subject to backup withholding.

     Exempt shareholders (including, among others, certain foreign entities and individuals) are not subject to these backup withholding and reporting requirements. See Instruction 7 of the Letter of Transmittal. In order for a foreign entity or individual to qualify as an exempt recipient, that shareholder must complete and sign the Form W-8. See the enclosed Form W-8 and Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31 percent of any such payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

     The following Substitute Form W-9 should be completed and signed by the registered owner(s) as the name(s) of such owner(s) appear(s) on the Players International, Inc. Common Shares Certificate(s) or, if such certificate(s) has(have) been endorsed for transfer to someone other than the registered owner, then the Substitute Form W-9 should be completed and signed by the transferee(s). If the Substitute Form W-9 is not properly completed and signed, the Exchange Agent may, in accordance with federal law, withhold 31% of the amount payable for the Players International, Inc. Common Shares represented by the certificate(s) unless the Exchange Agent otherwise has the required certification on file. Please read Instruction 7 of the accompanying Instructions for additional details.

            PAYER'S NAME: First Fidelity Bank, National Association

- ----------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE              Part 1: PLEASE PROVIDE               Social Security Number
           Form W-9               YOUR TIN IN THE BOX AT               or Taxpayer Identification Number
                                  RIGHT AND CERTIFY BY
                                  SIGNING AND DATING                         _____________________
                                  BELOW
                                --------------------------------------------------------------------------------------
       Department of the          Part 2: Check the box if you are NOT subject to backup withholding
           Treasury               under the provisions of section 3406(a)(1)(c) of the Internal Revenue
       Internal Revenue           Code because (1) you have not been notified that you are subject to
            Service               backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that
                                  you are no longer subject to backup withholding.  ->     [  ]
                                --------------------------------------------------------------------------------------
      Payer's Request for         CERTIFICATION-UNDER                  Part 3:
    Taxpayer Identification       THE PENALTIES OF
         Number (TIN)             PERJURY,
                                  I CERTIFY THAT THE                   Awaiting TIN  ->    [  ]
                                  INFORMATION PROVIDED
                                  ON
                                  THIS FORM IS TRUE,
                                  CORRECT AND
                                  COMPLETE
                                                                     -------------------------------------------------

SIGNATURE                                           DATE

x__________________________________  _____________, 1993


- -------------------------------------------------------
                   (Name of Payee)

- -------------------------------------------------------
                 (Address of Payee)

- ----------------------------------------------------------------------------------------------------------------------


               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY
        RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.

PH02/75343.2